Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Investment Funds (Invesco Investment Funds):

We consent to the use of our report dated October 25, 2018 on the consolidated financial statements of Oppenheimer Capital Income Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP
KPMG LLP

Denver, Colorado
December 27, 2019

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Investment Funds (Invesco Investment Funds):

We consent to the use of our report dated October 25, 2018 on the consolidated financial statements of Oppenheimer Developing Markets Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP
KPMG LLP

Denver, Colorado
December 27, 2019

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Investment Funds (Invesco Investment Funds):

We consent to the use of our report dated October 25, 2018 on the financial statements of Oppenheimer Emerging Markets Innovators Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP
KPMG LLP

Denver, Colorado
December 27, 2019